                                                                    Exhibit 24

                                POWER OF ATTORNEY



     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 16, 1998


                                           /s/ James H. Devlin
                                           -------------------------------
                                           James H. Devlin

                                POWER OF ATTORNEY



     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 12, 1998


                                           /s/ Charles H. Erhart, Jr.
                                           -------------------------------
                                           Charles H. Erhart, Jr.

                                POWER OF ATTORNEY



     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 11, 1998


                                           /s/ Joel F. Gemunder
                                           -------------------------------
                                           Joel F. Gemunder

                                POWER OF ATTORNEY



     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 18, 1998


                                           /s/ Lawrence J. Gillis
                                           -------------------------------
                                           Lawrence J. Gillis

                                POWER OF ATTORNEY



     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 17, 1998


                                           /s/ Patrick P. Grace
                                           -------------------------------
                                           Patrick P. Grace

                                POWER OF ATTORNEY



     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 16, 1998


                                           /s/ Thomas C. Hutton
                                           -------------------------------
                                           Thomas C. Hutton

                                POWER OF ATTORNEY



     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 16, 1998
                                           /s/ Walter L. Krebs
                                           -------------------------------
                                           Walter L. Krebs

                                POWER OF ATTORNEY



     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as her true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 13, 1998


                                           /s/ Sandra E. Laney
                                           -------------------------------
                                           Sandra E. Laney

                                POWER OF ATTORNEY



     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 11, 1998


                                           /s/ Kevin J. McNamara
                                           -------------------------------
                                           Kevin J. McNamara

                                POWER OF ATTORNEY



     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 16, 1998


                                           /s/ John M. Mount
                                           -------------------------------
                                           John M. Mount

                                POWER OF ATTORNEY



     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 12, 1998


                                           /s/ D. Walter Robbins, Jr.
                                           -------------------------------
                                           D. Walter Robbins, Jr.

                                POWER OF ATTORNEY



     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 12, 1998


                                           /s/ Paul C. Voet
                                           -------------------------------
                                           Paul C. Voet

                                POWER OF ATTORNEY



     The undersigned director of CHEMED CORPORATION ("Company") hereby appoints EDWARD L. HUTTON, KEVIN J. MCNAMARA and NAOMI C. DALLOB as his true and lawful attorneys-in-fact for the purpose of signing the Company's Annual Report on Form 10-K for the year ended December 31, 1997, and all amendments thereto, to be filed with the Securities and Exchange Commission. Each of such attorneys-in-fact is appointed with full power to act without the other.

Dated:  March 12, 1998


                                           /s/ George J. Walsh III
                                           -------------------------------
                                           George J. Walsh III